For Immediate Release

 SECURED SERVICES EXTENDS IMPLEMENTATION CAPABILITIES WITH ACQUISITION OF CYBRIX

    WORLD-CLASS IDENTITY AND ACCESS MANAGEMENT EXPERTISE TO BENEFIT CUSTOMERS

NEW YORK, November 18, 2004 -- Secured Services Inc. (OTC Bulletin Board: SSVC), a leader in identity and access management security software and services, announced today the acquisition of Cybrix Corporation. Cybrix is a provider of highly specialized consulting for implementing many of the identity and access management (IAM) point products deployed by Business and Government over the past 15 years. The Cybrix consulting professionals will strengthen Secured Services' capacity for designing and implementing Secured User Management projects based on Identiprise software. The acquisition will be immediately accretive.

"This acquisition will broaden our market reach, in terms of customers, geography and implementation services offered," said King Moore, President, and CEO of Secured Services. "The Cybrix team has deep experience with identity products from multiple vendors in the market. This will prove invaluable in providing our combined client base with a comprehensive, Identiprise-based identity management infrastructure that tightly integrates with and completes previously-deployed identity point products."

Cybrix has provided its Identity Management & Directory Services to a wide range of customers, spanning government, large multinational financial, retail, and manufacturing organizations. These services help enterprises to manage the complexities related to areas such as authentication, access control, directory management, identity administration, and secured user provisioning. Additionally, government and industry's growing dependence on the Internet, and ever-increasing push to meet new compliance regulations like Sarbanes-Oxley, GLBA and HIPAA, form a highly complex set of business challenges that can be successfully and uniquely addressed by the merging of Cybrix's design and implementation expertise and Secured Services' Identiprise software.

"Over the years, we have deployed, at some of the largest enterprises in the United States, many of the IAM products available in the market, and have yet to find a solution that solves the identity and access management challenge the way that Identiprise does," said Robert Bradee, CEO of Cybrix Corporation. "The Identiprise Secured User Management solution is the only one that truly provides a comprehensive set of identity, access, and audit functionalities built on an architecture that enables fast, easy, and cost-effective deployment across the full spectrum of enterprise applications."

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Integration  of Secured  Services  and Cybrix  operations  will proceed over the coming weeks, ensuring a smooth transition of existing Cybrix customers, and rapid ramp-up of the combined capabilities.

About Secured Services:

Secured Services is the first single-vendor provider of Secured User Management software and services for the enterprise. Thanks to its Span, Speed, and Scale architecture, Identiprise delivers a comprehensive and easy to install solution for embedding identity, access and audit management infrastructure within complex IT environments. Complemented by services from its Advanced User Security Group, Secured Services enables organizations to protect critical applications, improve the user experience, and reduce operational costs and risks. For more information about Secured Services, please visit: www.secured-services.com, or contact Kelley Joyce, Horn Group (212) 931-5204, kjoyce@horngroup.com.

Forward-Looking Statement

STATEMENTS MADE IN THIS NEWS RELEASE THAT RELATE TO FUTURE PLANS, EVENTS OR PERFORMANCES ARE FORWARD-LOOKING STATEMENTS. ANY STATEMENT CONTAINING WORDS SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," AND SIMILAR WORDS, IS FORWARD-LOOKING, AND THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND ARE BASED ON CURRENT EXPECTATIONS. CONSEQUENTLY, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS. REFERENCE IS MADE TO THE COMPANY'S PUBLIC FILINGS WITH THE US SECURITIES AND
EXCHANGE COMMISSION FOR FURTHER INFORMATION REGARDING THE COMPANY AND ITS OPERATIONS.

(SOURCE: SECURED SERVICES)


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